EXHIBIT 10 k)

                              STATE BANCORP, INC.
                            STOCK OPTION PLAN (2002)



1.       PURPOSES OF THE PLAN

This Stock Option Plan is intended to provide a method whereby key employees of State Bancorp, Inc. and its Subsidiaries who are largely responsible for the management, growth and protection of the business of the Corporation and its Subsidiaries, and who are making and can continue to make substantial contributions to the success of the business, may be encouraged to acquire a larger stock ownership in the Corporation, thus increasing their proprietary interest in the business, providing them with greater incentive for their continued employment, and promoting the interests of the Corporation and all its stockholders. Accordingly, the Corporation will from time to time during the term of the Plan grant, to such employees as may be selected in the manner hereinafter provided, options to purchase shares of Common Stock of the Corporation.

2.       DEFINITIONS

Unless the context clearly indicates otherwise, the following terms have the meanings set forth below:

o   "Bank" means State Bank of Long Island.

o   "Board" means the Board of Directors of the Corporation.

o "Change in Control," for purposes of this Plan, means an event of a nature that: (i) would be required to be reported by the Corporation in response to
Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank within the meaning of the Change in Bank Control Act and the rules and regulations promulgated thereunder by the Federal Deposit Insurance Corporation (the "FDIC") at 12 C.F.R. 303.80 et seq., as in effect on the date hereof or as same may be amended; or (iii) results in a transaction requiring prior approval of the Federal Reserve Board ("FRB"), under the Bank Holding Company Act of 1956 and the regulations promulgated thereunder by the FRB at 12 C.F.R. 225.1 et seq., as in effect on the date hereof or as same may be amended; or (iv) without limitation, such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the Corporation's outstanding securities or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of a majority of the directors comprising the Incumbent Board, or whose nomination for election by the Corporation's stockholders was approved by the Incumbent Board, shall be, for purposes of this Clause (B), considered as though he or she were a member of the Incumbent Board or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the

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Corporation or similar transaction occurs in which the
Corporation is not the resulting entity or (D) a proxy statement shall be distributed soliciting proxies from shareholders of the Corporation by someone other than the current management of the Corporation, seeking approval of a plan of reorganization, merger or consolidation of the Corporation or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Corporation.

o "Code" means the Internal Revenue Code of 1986, as the same may be amended from time to time and the then current regulations thereunder.

o "Committee" means the Stock Option Committee of the Board which Committee shall be established in accordance with Section 3 hereof.

o "Common Stock" means the common stock of the Corporation, $5.00 par value per share.

o   "Corporation" means State Bancorp, Inc. and its Subsidiaries.

o "Grant Date," as used with respect to a particular Option means the date as of which such Option is granted by the Committee pursuant to the Plan.

o "Grantee" means any individual to whom an Incentive Stock Option, or Nonqualified Stock Option, is granted by the Committee pursuant to the Plan.

o "Incentive Stock Option" means an option that qualifies as an Incentive Stock Option as described in Section 422 of the Code.

o "Key Employees" means those employees who in the opinion of the Committee, exercise such functions and discharge such responsibilities that they merit consideration as key employees.

o "Nonqualified Stock Option" means any option granted under this Plan, other than an Incentive Stock Option.

o "Option" means an option, granted by the Committee pursuant to Section 5 of the Plan, to purchase shares of Common Stock and which shall be designated as either an "Incentive Stock Option" or a "Nonqualified Stock Option."

o "Option Period" means the period beginning on the Grant Date and ending the day up to and including the tenth anniversary of the Grant Date, as determined by the Committee.

o "Plan" means the Stock Option Plan as set forth herein and as may be amended from time to time.

o "Retirement," as applied to a Grantee, means the Grantee's termination of employment at a time when the Grantee is entitled to receive retirement benefits under the Corporation's Employee Stock Ownership Plan or under any similar retirement plan that is maintained by a Subsidiary.

o "Subsidiary" means any corporation or association of which a majority of the voting common or capital stock is owned directly or indirectly by the Corporation, including, without limitation, the Bank.



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o   "Taxable Event" means an event relating to an Option granted under the Plan which requires federal, state or local tax to be withheld by the Company or a Subsidiary.

o "Total and Permanent Disability," as applied to a Grantee, means the Grantee's termination of employment under or as a result of (i) the Bank's Long Term Disability Plan, (ii) any other similar disability plan that is maintained by a Subsidiary, or (iii) any disability that is determined by the Committee to be similar in nature to disability under the Bank's Long Term Disability Plan.

3.       ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Committee composed of three or more members who are appointed by the Board and selected from those directors who are not employees of the Corporation or of a Subsidiary and who have not been eligible to receive an award under the Plan at any time within a period of one year immediately preceding the date of their appointment to such Committee. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Board shall select one of the members of the Committee as Chairman. The Committee shall hold meetings at such times and places as it may determine, subject to such rules as to procedures not inconsistent with the provisions of the Plan as are prescribed by the Board, set forth in the By-laws of the Corporation and as prescribed by the Committee itself. A majority of the authorized number of members of the Committee shall constitute a quorum for the transaction of business, and the vote of the majority of such quorum shall be necessary for the transaction of any business. Acts approved by a majority of the members of the Committee then serving shall be the valid acts of the Committee. No member of the Committee shall be eligible to be granted Options under the Plan while he or she is a member of the Committee.

The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all Grantees and any person claiming under or through a Grantee.

4.       STOCK SUBJECT TO THE PLAN

(a) Shares of stock which may be issued under the Plan upon exercise of Options shall be authorized and unissued or shares of Common Stock reacquired by the Corporation, including shares purchased in the open market. The maximum number of shares of Common Stock which may be issued under the Plan shall be 550,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 15 of the Plan.

(b) In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may again be made subject to Options.

(c) The aggregate fair market value (determined as of the date an Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year under the Plan and all other plans maintained by the Corporation, its parent, or any Subsidiary, shall not exceed $100,000. Accordingly, no Grantee shall be entitled to exercise any Incentive Stock Option in any single calendar year, except to the extent first exerciseable in previous calendar years, for shares of Common



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Stock the value of which (as so determined) exceeds $100,000. If the effect of such restriction shall be to prevent exercise of any Incentive Stock Option during the term thereof, the Grantee may, not later than the day prior to the termination of such Option, and notwithstanding the foregoing restriction, exercise the Option in full, but to the extent that the aggregate fair market value of the shares of Common Stock (as so determined) exceeds $100,000, the exercise of such option shall be deemed to be pursuant to a Non- Qualified Stock Option.

5.       GRANT OF OPTIONS

The Committee may from time to time, subject to the provisions of the Plan, grant Options to Key Employees to purchase shares of Common Stock allotted in accordance with Section 4 of the Plan. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of the Option as an "Incentive Stock Option" and the remaining portion as a "Nonqualified Stock Option." Any portion of an Option that is not designated as an "Incentive Stock Option" shall be a "Nonqualified Stock Option."

6.       VALUATION

(a) OPTION PRICE. The Option purchase price per share shall be 100 percent of the fair market value of one share of Common Stock on the date the Option is granted, except that the purchase price per share shall be 110 percent of such fair market value or any other price prescribed by the Code in the case of an Incentive Stock Option granted to an individual described in Section 7(c) of the Plan. During such time as Common Stock is not listed on an established stock exchange, fair market value per share shall be the mean between the closing dealer "bid" and "ask" prices for Common Stock, as quoted by NASDAQ for the day of the grant, and if no "bid" and "ask" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted. If Common Stock is listed on an established stock exchange or exchanges, the fair market value shall be deemed to be the highest closing price of Common Stock on such stock exchange or exchanges on the day the Option is granted or, if no sale of Common Stock has been made on any stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred. In the event that Common Stock is not traded on an established stock exchange, and no closing dealer "bid" and "ask" prices are available, then the purchase price shall be 100 percent of the fair market value of one share of Common Stock on the day the Option is granted, as determined by the Committee in good faith. The purchase price shall be subject to adjustment only as provided in Section 15 of the Plan.

(b) EXERCISE VALUE. The exercise value per share of Common Stock shall be 100 percent of the fair market value of one share of Common Stock on the date the Option is exercised. During such time as Common Stock is not listed on an established stock exchange, fair market value per share shall be the mean between the closing dealer "bid" and "ask" prices for Common Stock, as quoted by NASDAQ for the day of the exercise, and if no "bid" and "ask" prices are quoted for the day of the exercise, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted. If Common Stock is listed on an established stock exchange or exchanges, the fair market value shall be deemed to be the highest closing price of Common Stock on such stock exchange or exchanges on the day of exercise or, if no sale of Common Stock has been made on any stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred. In the event that Common Stock is not traded on an established stock exchange, and no closing dealer "bid"


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and "ask" prices are available, then the purchase price shall be 100 percent of the fair market value of one share of Common Stock on the date of exercise, as determined by the Committee in good faith.

7.       ELIGIBILITY

(a) Options shall be granted only to those Key Employees who are selected by the Committee.

(b) Neither the members of the Committee nor any member of the Board who is not an employee of the Corporation or of a Subsidiary shall be eligible to receive an Option under the Plan.

(c) Any other provision of the Plan notwithstanding, as prescribed in the Code, an individual who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Corporation, its parent, or any Subsidiary shall not be eligible for the grant of an Incentive Stock Option unless the special requirements set forth in Sections 6 and 7(c) of the Plan are satisfied. For purposes of this subsection (c), in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. Outstanding stock shall include all stock actually issued and outstanding immediately after the grant of the Option. Outstanding stock shall not include shares authorized for issue under outstanding Options held by the Grantee or by any other person.

(d) Subject to the applicable provisions of the Code and to the terms, provisions, and conditions of the Plan and subject to review by the Board, the Committee shall have exclusive jurisdiction, (i) to select the Key Employees to be granted Options (it being understood that more than one Option may be granted to the same person), (ii) to determine the number of shares subject to each Option, (iii) to determine the date or dates when the Options will be granted,
(iv) to determine the purchase price of the shares subject to each Option in accordance with Section 6 of the Plan, (v) to determine the date or dates when each Option may be exercised within the term of the Option specified pursuant to
Section 9 of the Plan, (vi) to determine whether or not an Option constitutes an Incentive Stock Option, and, (vii) to prescribe the form, which shall be consistent with the Plan, of the instruments evidencing any Options granted under the Plan.

(e) Neither anything contained in the Plan or in any instrument under the Plan nor the grant of any Option hereunder shall confer upon any Grantee any right to continue in the employ of the Corporation or of any Subsidiary or limit in any respect the right of the Corporation or of any Subsidiary to terminate the Grantee's employment at any time and for any reason.

8.       NONTRANSFERABILITY

During the lifetime of a Grantee, the Option shall be exercisable only by such Grantee. No Option granted under the Plan shall be assignable or transferable by the Grantee other than, in the event of the death of a Grantee, by will, the laws of descent and distribution, or specific designation by the Grantee of the person or persons who may exercise the Option upon the Grantee's death.


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9.       TERM AND EXERCISE

(a) Each option granted under the Plan shall terminate on the date determined by the Committee and specified in the Option agreement, provided that each Incentive Stock Option granted to an individual described in Section 7(c) of the Plan shall terminate no later than five years after the date of grant or other term prescribed by the Code, and each other Option shall terminate no later than 10 years after the date of grant. The Committee at its discretion may provide further limitations on the exercisability of Options granted under the Plan. An Option may be exercised only during the continuance of the Grantee's employment, except as provided in Sections 10 and 11 of the Plan.

(b) A person electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares as to which the Option is exercised, in such form as the Committee shall have prescribed or approved. The purchase price shall be paid in full in cash, except as provided in Section 9(c).

(c) Upon exercise of an Option, in whole or in part, the Option Price with respect to the number of shares as to which the Option is then being exercised may be paid by check or, if the Grantee so elects and the Committee shall have authorized such form of payment upon grant of the Option, in whole or in part by delivery to the Corporation of shares of Common Stock then owned by the Grantee, provided such shares have been beneficially owned by the Grantee for at least one (1) year. Any Grantee-owned Common Stock to be used in full or partial payment of the Option Price shall be valued at the Exercise Value of the Common Stock on the date of exercise of the Option. In the event the Option Price is to be paid in full or in part by surrender of Grantee-owned Common Stock, in lieu of actual surrender of shares of Common Stock by the Grantee the Corporation may waive such surrender and instead deliver to or on behalf of the Grantee a number of shares equal to the total number of shares as to which the Option is then being exercised less the number of shares which would otherwise have been surrendered by the Grantee to the Corporation.

(d) A Grantee or a permitted transferee of an Option shall have no rights as a stockholder with respect to any shares covered by his or her Option unless the Option is exercised, and then not until the date the stock certificate is issued evidencing ownership of the shares. No adjustments shall be made for dividends (ordinary or extraordinary), whether in cash, securities, or other property, or distributions or other rights, for which the record date is prior to the date such stock certificate is issued, except as provided in Section 15 hereof.

(e) A person may, in accordance with the other provisions of the Plan, elect to exercise Options in any order, notwithstanding the fact that the Options granted to him or her prior to the grant of the Options selected for exercise are unexpired.

10.      TERMINATION OF EMPLOYMENT

If a Grantee severs from all employment with the Corporation and its Subsidiaries for any reason other than death, any Option granted to him or her under the Plan shall terminate, and all rights under the Option shall cease, in accordance with rules adopted by the Committee. However:

(a) If the termination is for Total and Permanent Disability, any outstanding Incentive Stock Option shall become fully exerciseable notwithstanding any other limitations on exercise thereof and shall terminate no more than 12 months after such termination of employment and any Nonqualified Stock Option shall become fully exerciseable notwithstanding any other limitations on exercise thereof and shall terminate no more than 15 months after such termination of employment.


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(b) If the termination is for Retirement, an Incentive Stock Option shall terminate three months after termination of employment and a Nonqualified Stock Option will terminate 15 months after termination of employment.

(c) If the termination is within one year following a Change in Control and is for any reason other than gross and substantial dishonesty, both an Incentive Stock Option and a Nonqualified Stock Option shall terminate three months after termination of employment.

(d) The foregoing notwithstanding, no Option shall be exercisable after its expiration date.

Whether an authorized leave of absence or an absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination shall be final, conclusive, and binding upon the affected Grantee and any person claiming under or through such Grantee.

11.      DEATH OF GRANTEE

If a Grantee dies while in the employ of the Corporation or of any Subsidiary, or after cessation of such employment, but within the period during which he or she could have exercised the Option under Section 10 of the Plan, then the Option may be exercised in full, regardless of any previously stated limitations on the exercise thereof, by the executors or administrators of the Grantee's estate or by any person or persons who have acquired the Option directly from the Grantee by bequest, inheritance or specific designation, within 12 months after the termination of the Grantee's employment for Incentive Stock Options and within 15 months thereafter for Nonqualified Stock Options, provided, however, that no Option shall be exercisable after its expiration date. As provided above, the Grantee may designate the person or persons who may exercise the Option after the Grantee's death by completing and signing the beneficiary form prescribed by the Committee for such purpose. Such beneficiary designation may include any Option outstanding as of the date of such designation as well as any Option thereafter granted.

12.      MODIFICATION, EXTENSION, AND RENEWAL

Subject to the continued qualification of the Incentive Stock Options under the Code and the terms and conditions of the Plan, the Committee may modify, extend, or renew outstanding options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor. Without limiting the generality of the foregoing, the Committee may grant a new or modified Option in lieu of an outstanding Option for a number of shares, set an exercise price and a term which are greater or lesser than under the earlier Option, or may do so by cancellation and regrant, amendment, substitution, or otherwise, subject only to the general limitations and conditions of the Plan and the applicable provisions of the Code. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Grantee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

13.      PERIOD IN WHICH OPTIONS MAY BE GRANTED

Options may be granted pursuant to the Plan at any time on or before February 25, 2012.


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14.      AMENDMENT OR TERMINATION OF THE PLAN

Subject to the continued qualification of any outstanding Incentive Stock Options under the Code, the Board may at any time terminate, amend, modify, or suspend the Plan, provided that, without the approval of the stockholders of the Corporation, no amendment or modification shall be made by the Board which:

(a) increases the maximum number of shares as to which Options may be granted under the Plan,

(b) alters the method by which the Option price value is determined,

(c) extends any Option for a period longer than 10 years after the date of grant,

(d) materially modifies the requirements as to eligibility for participation in the Plan, or,

(e) alters this Section 14 so as to defeat its purpose.

Further, no amendment, modification, suspension, or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Grantee or any person validly claiming under or through the Grantee.

15.      CHANGES IN CAPITALIZATION, ETC.

(a) In the event that the shares of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock dividend, then, subject to the provisions of Subsection (c), below, there shall be substituted for or added to each share of stock of the Corporation which was theretofore appropriated, or which thereafter may become subject to an Option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

(b) If there shall be any other change in the number or kind of the outstanding shares of the stock of the Corporation, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, and if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

(c) In the case of a Change in Control, any outstanding Options will become immediately exercisable, regardless of any previously stated limitations on the exercise thereof.

(d) Fractional shares resulting from any adjustment in Options pursuant to this
Section 15 may be settled as the Board shall determine.


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(e) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive.

(f) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate, or to sell or transfer all or any part of its business or assets.

(g) In the event of the dissolution or liquidation of the Corporation, any Option granted under the Plan shall terminate as of a date to be fixed by the Board, provided that not less than 30 days written notice of the date so fixed shall be given to each Grantee and each such Grantee shall have the right during such period to exercise his or her Option as to all or any part of the shares covered thereby regardless of any previously stated limitations on the exercise thereof.

16.      LISTING AND REGISTRATION OF SHARES; RESTRICTION ON SHARES

(a) No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board shall determine in its discretion that the listing, registration, or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

(b) If a registration statement under the Securities Act of 1933 with respect to the shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, as a condition of the issuance of the shares, the person exercising such Option shall give the Committee a written statement, satisfactory in form and substance to the Corporation, that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution and that the shares will only be disposed of in accordance with the applicable provisions of the federal securities laws. The Corporation may place upon any stock certificate for shares issuable upon exercise of such Option the following legend or such other legend as the Board may prescribe to prevent disposition of the shares in violation of the Securities Act of 1933 or other applicable law:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ('ACT') AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT, AND/OR COMPLIANCE WITH RULE 144 OF THE ACT OR A WRITTEN OPINION OF COUNSEL FOR STATE BANCORP, INC. THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED."

(c) Each Grantee receiving an Option shall agree to serve in the employ of the Company or a Subsidiary for a period of three (3) years from the Grant Date. In any individual case deemed exceptional by the Committee, it may specify an employment period of less than three (3) years, but in no event less than six
(6) months. Common Stock issued upon the exercise of an Option shall not be transferable until the Grantee to whom such Common Stock is issued has fulfilled his or her agreement to serve in the employ of the Corporation or a Subsidiary as provided in this Section 16(c).


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Upon the termination of employment of a Grantee by reason of Retirement or by reason of Total and Permanent Disability or by death or within one (1) year after a Change in Control, the restrictions imposed by this Section 16(c) shall expire; if such Grantee's employment shall terminate for any other reason before he or she has fulfilled his or her agreement to serve in the employ of the Corporation or a Subsidiary as provided in this Section 16(c), then the restrictions imposed by this Section 16(c) shall be extended for the period of five (5) years from the date of such termination. The restrictions imposed by this Section 16(c) and any other restrictions which are, in the opinion of the Corporation's counsel, either necessary or required, shall be noted on the certificates for the shares of Common Stock issued upon the exercise of Options by an appropriate legend. The legend with respect to the restrictions imposed by this Section 16(C) shall be substantially as follows:

"The shares represented by this certificate are subject to transfer and other restrictions contained in the State Bancorp, Inc. Stock Option Plan (2002), a copy of which is on file at the principal office of State Bancorp, Inc."

As and when shares of Common Stock become free of the restrictions imposed by the Section 16(c), the owner thereof shall be entitled, upon demand, to receive a new certificate therefor which does not bear such a legend.

17.      TAXES

The Company shall be entitled to withhold, and shall withhold, the minimum amount of any federal, state or local tax attributable to any shares deliverable under the Plan, whether upon exercise of an Option or occurrence of any other Taxable Event, after giving the person entitled to receive such delivery notice as far in advance of the Taxable Event as practicable, and the Company may defer making delivery as to any Option, if any such tax is payable, until indemnified to its satisfaction. Such withholding obligation of the Company may be satisfied by any reasonable method, including, if the Committee so provides upon grant of the Option, reducing the number of shares otherwise deliverable to or on behalf of the Grantee on such Taxable Event by a number of shares having a fair value, based on the Exercise Value of the Stock on the date of such Taxable Event, equal to the amount of such withholding obligation.